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                                                                   Exhibit 10.18
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                         ARROWPOINT COMMUNICATIONS, INC.




                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT




                                January 14, 2000




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                                TABLE OF CONTENTS

                                                                            PAGE

         1.  Authorization and Sale of Shares..................................1
                  1.1  Authorization...........................................1
                  1.2  Sale of Shares..........................................1
                  1.3  Use of Proceeds.........................................1
         2.  The Closings......................................................1
                  2.1  The Closing ............................................2
                  2.2  Subsequent Closings.....................................3
         3.  Representations of the Company....................................3
                  3.1  Organization and Standing...............................3
                  3.2  Capitalization..........................................3
                  3.3  Subsidiaries, Etc.......................................4
                  3.4  Stockholder List and Agreements.........................5
                  3.5  Issuance of Shares......................................5
                  3.6  Authority for Agreement.................................5
                  3.7  Governmental Consents...................................6
                  3.8  Litigation..............................................6
                  3.9  Financial Statements....................................6
                  3.10 Absence of Liabilities..................................7
                  3.11 Taxes...................................................7
                  3.12 Property and Assets.....................................7
                  3.13 Intellectual Property...................................7
                  3.14 Material Contracts and Obligations......................9
                  3.15 Compliance..............................................9
                  3.16 Employees and Founder...................................9
                  3.17 ERISA..................................................10
                  3.18 Books and Records......................................10
                  3.19 Board of Directors.....................................10
                  3.20 U.S. Real Property Holding Corporation.................10
                  3.21 Related Party Transactions.............................10
                  3.22 Disclosures............................................11
         4.  [Intentionally omitted]..........................................11
         5.  Representations of the Purchasers................................11


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                  5.1  Investment.............................................11
                  5.2  Authority..............................................11
                  5.3  Experience.............................................12
                  5.4  Status.................................................12
         6.  Covenants of the Company.........................................12
                  6.1  Inspection.............................................12
                  6.2  Financial Statements and Other Information.............12
                  6.3  Material Changes and Litigation........................14
                  6.4  Insurance..............................................14
                  6.5  Employee Agreements....................................14
                  6.6  Related Party Transactions.............................14
                  6.7  Directors..............................................15
                  6.8  Option Shares and Restricted Stock.....................15
                  6.9  Reservation of Common Stock............................15
                  6.10 Termination of Covenants...............................15
                  6.11 Termination of Prior Covenants.........................15
                  6.12 Qualified Small Business Stock.........................16
         7.  Transfer of Shares...............................................16
                  7.1  Restricted Shares......................................16
                  7.2  Requirements for Transfer..............................16
                  7.3  Legend.................................................17
                  7.4  Rule 144A Information..................................17
         8.  Miscellaneous....................................................18
                  8.1  Successors and Assigns.................................18
                  8.2  Confidentiality........................................18
                  8.3  Survival of Representations and Warranties.............19
                  8.4  [Intentionally omitted]................................19
                  8.5  Notices................................................19
                  8.6  Brokers................................................19
                  8.7  Entire Agreement.......................................19
                  8.8  Amendments and Waivers.................................20
                  8.9  Counterparts...........................................20
                  8.10 Section Headings.......................................20
                  8.11 Severability...........................................20
                  8.12 Governing Law..........................................21


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         Disclosure Schedule

         Exhibit A                  Certificate of Amendment

         Exhibit B                  Opinion of Hale and Dorr LLP

         Exhibit C                  Investor Rights Agreement


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                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         This Agreement dated as of January 14, 2000 is entered into by and among ArrowPoint Communications, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on SCHEDULE I attached hereto (individually, a "Purchaser" and, collectively, the "Purchasers")

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       AUTHORIZATION AND SALE OF SHARES.

                  1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 699,837 shares of its Series E Convertible Preferred Stock, $0.01 par value per share (the "Series E Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Certificate of Amendment attached hereto as EXHIBIT A (the "Certificate of Amendment"). The Company has adopted and filed the Certificate of Amendment with the Secretary of State of the State of Delaware.

                  1.2 SALE OF SHARES. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) the Company will issue and sell to each Purchaser, and each Purchaser will purchase, for a purchase price of $21.14 per share, such number of shares of Series E Preferred Stock as is set forth opposite such Purchaser's name on SCHEDULE I attached hereto. The shares of Series E Preferred Stock being sold under this Agreement are referred to as the "Shares."

                  1.3 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital purposes.

         2.       THE CLOSINGS.


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                  2.1      THE CLOSING. The closing ("Closing") of the sale and
purchase of the Shares under this Agreement shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 9:00 a.m. on the date of this Agreement, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers. The date of the Closing is hereinafter referred to as the "Closing Date." At the Closing:

                           (a)      the Company shall deliver to the Purchasers
certificates, as of the most recent practicable date, as to (i) the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and (ii) the due qualification of the Company as a foreign corporation from the Secretary of State of each state in which the Company is so qualified;

                           (b)      the Company shall deliver to the Purchasers
the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date (including the Certificate of Amendment), certified by the Secretary of State of the State of Delaware;

                           (c)      the Company shall deliver to the Purchasers
a Certificate of the Secretary of the Company attesting as to (i) the By-laws of the Company, and (ii) resolutions of the Board of Directors and stockholders of the Company authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby.

                           (d)      Hale and Dorr LLP, counsel for the Company,
shall deliver to the Purchasers an opinion, dated the Closing Date, in the form attached hereto as EXHIBIT B;

                           (e)      the Company, Chin-Cheng Wu (the "Founder")
and the Purchasers shall execute and deliver the Investor Rights Agreement in the form attached hereto as EXHIBIT C (the "Investor Agreement");

                           (f)      the Company shall deliver to each Purchaser
a certificate for the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser;

                           (g)      each Purchaser shall pay to the Company the
purchase price for the Shares being purchased by such Purchaser, by wire transfer or certified check; and

                           (h)      the Company and the Purchasers shall execute
and deliver a Cross-Receipt.


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                  2.2      SUBSEQUENT CLOSINGS. The Company may sell, at any
time prior to 14 days after the Closing, in one or more closings (each, a "Subsequent Closing"), up to 246,198 additional Shares at the purchase price of $21.14 per share, to such purchasers (each, an "Additional Purchaser") as may be approved by the Board of Directors of the Company. At each Subsequent Closing,
(i) the Company and each Additional Purchaser shall execute and deliver a counterpart signature page hereto, whereupon such Additional Purchaser shall become a "Purchaser" hereunder and the Shares purchased by such Additional Purchaser shall be deemed to be "Shares" for purposes of this Agreement, and
(ii) the Company shall cause Schedule I hereto to be amended to reflect the purchases made by the Additional Purchasers at each Subsequent Closing. At each Subsequent Closing, the Company shall deliver to each Additional Purchaser a certificate for the number of Shares being purchased at the Subsequent Closing by such Additional Purchaser, registered in the name of such Additional Purchaser, against payment to the Company of the purchase price in the manner specified above. The Company shall deliver to each Purchaser, within 15 days after any Subsequent Closing, written notice of such Subsequent Closing (which notice shall specify the names of each Additional Purchaser and the number of shares of Series E Preferred Stock issued to each).

         3. REPRESENTATIONS OF THE COMPANY. Subject to and except as disclosed by the Company in the Disclosure Schedule attached hereto (the "Disclosure Schedule"), the Company hereby represents and warrants to the Purchasers as follows:

                  3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in any other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has furnished to special counsel to the Purchasers true and complete copies of its Certificate of Incorporation and By-laws, each as amended to date and presently in effect.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company (immediately prior to the Closing) consists of (a) 25,000,000 shares of common stock, $0.001 par value per share (the "Common Stock"), of which 4,113,235 shares are issued and outstanding, 3,886,615 shares have been reserved for issuance pursuant to the Company's 1997 Stock Incentive Plan,


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5,750,000 shares have been reserved for issuance upon the conversion of the outstanding shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,213,828 shares have been reserved for issuance upon conversion of the outstanding shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), 278,464 shares have been reserved for issuance upon conversion of the outstanding shares of Series C Convertible Preferred Stock ("Series C Preferred Stock"), 1,602,443 shares have been reserved for issuance upon conversion of the outstanding shares of Series D Convertible Preferred Stock ("Series D Preferred Stock") and 699,837 shares have been reserved for issuance upon conversion of the Shares and (b) 12,500,000 shares of preferred stock, $0.01 par value per share, of which (i) 5,750,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding, (ii) 2,213,828 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding,
(iii) 278,464 shares have been designated as Series C Preferred Stock, all of which are issued and outstanding, (iv) 1,602,443 shares have been designated as Series D Preferred Stock, all of which are issued and outstanding, and (v) 699,837 shares of Series E Preferred Stock, none of which are issued or outstanding. At the Closing, the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock will have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation, as amended by the Certificate of Amendment. All of the issued and outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as contemplated by this Agreement or set forth in the Disclosure Schedule, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding,
(ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws.

                  3.3 SUBSIDIARIES, ETC. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.


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                  3.4      STOCKHOLDER LIST AND AGREEMENTS. Section 3.4 of the
Disclosure Schedule sets forth a true and complete list of the stockholders of the Company, showing the number of shares and class or series of capital stock or other securities of the Company held by each stockholder immediately prior to the execution of this Agreement and the consideration paid to the Company therefor. Except as listed in Section 3.4 of the Disclosure Schedule or as contemplated by this Agreement, there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best of the Company's knowledge, among any holders of its capital stock, relating to the future acquisition (including without limitation rights of first refusal or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the "Securities Act"), or voting of the capital stock of the Company.

                  3.5 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

                  3.6 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement and all other agreements required to be executed by the Company at the Closing pursuant to Section 2 (the "Ancillary Agreements"), and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement and the Ancillary Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The execution of and performance of the transactions contemplated by this Agreement and the Ancillary Agreements and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.


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                  3.7      GOVERNMENTAL CONSENTS. No consent, approval, order or
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Shares, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing. Based on the representations made by the Purchasers in Section 5 of this Agreement, the offer and sale of the Shares to the Purchasers will be exempt from the registration requirements of applicable Federal and state securities laws.

                  3.8 LITIGATION. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or the Founder, which questions the validity of this Agreement or the right of the Company or the Founder to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company, nor is there any litigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or the Founder by reason of the past employment relationships of the Founder, the proposed activities of the Company, or negotiations by the Company and/or the Founder with possible investors in the Company.

                  3.9 FINANCIAL STATEMENTS. The Company has furnished to each of the Purchasers a complete and correct copy of the unaudited balance sheet (the "Balance Sheet") of the Company as at September 30, 1999 (the "Balance Sheet Date") and the related unaudited statement of operations and cash flow for the nine months ended September 30, 1999 (collectively, the "Financial Statements"). Since September 30, 1999, there has been no material adverse change in the business or operations of the Company. The Financial Statements are complete and correct in all material respects, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.


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                  3.10     ABSENCE OF LIABILITIES. Except as set forth in
Section 3.10 of the Disclosure Schedule, the Company did not have, at the Balance Sheet Date, any liabilities of any type which in the aggregate exceeded $50,000, whether absolute or contingent, which were not fully reflected on the Balance Sheet, and, since the Balance Sheet Date, the Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

                  3.11 TAXES. The amount shown on the Balance Sheet as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid Federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Neither the Company nor any of its stockholders has ever filed (a) an election pursuant to
Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation, or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

                  3.12 PROPERTY AND ASSETS. The Company has good title to all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in
Section 3.12 of the Disclosure Schedule.

                  3.13     INTELLECTUAL PROPERTY.

                           (a) To the best of the Company's knowledge, no third
party has claimed or has reason to claim that any person employed by or affiliated with the Company, in connection with his or her employment by or affiliation with the Company, (i) has violated or is violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (ii) has disclosed or is disclosing or has utilized or is utilizing any trade secret or proprietary information or documentation of such third party or (iii) has interfered or is interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no person employed by or affiliated with the Company has employed or proposes to


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employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no person employed by or affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale or any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, none of the execution or delivery of this Agreement, or the carrying on of business of the Company as officers, employees or agents by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

                           (b) Set forth in Section 3.13 of the Disclosure
Schedule is a list of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary for the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.


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                  3.14     MATERIAL CONTRACTS AND OBLIGATIONS. Except as
contemplated by this Agreement or as listed in the Disclosure Schedule, the Company is not a party to any material agreement or commitment of any nature, including without limitation (a) any agreement which requires future expenditures by the Company in excess of $250,000, (b) any employment or consulting agreement, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase or similar plan or arrangement, or distributor or sales representative agreement, (c) any agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity or (d) any agreement relating to the intellectual property rights of the Company.

                  3.15 COMPLIANCE. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Company's knowledge, of any provision of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, assets or condition, financial or otherwise, of the Company. To the best of the Company's knowledge, neither the Founder nor any other employee of the Company is in violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

                  3.16     EMPLOYEES AND FOUNDER.

                           (a)      The Founder and the certain other holders of
Common Stock have executed and delivered to the Company a Stock Restriction Agreement, copies of which have been made available to the Purchasers, and all of such agreements are in full force and effect.

                           (b)      Each employee of the Company (including the
Founder) who is at or above the director level or who holds at least 100,000 shares of Common Stock (or options exercisable therefor) (as adjusted for stock splits, stock dividends, recapitalizations and similar events) has executed and delivered to the Company a Noncompetition and Confidentiality Agreement covering a period of one year following the termination of such employee's


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

employment with the Company, copies of which have been made available to the Purchasers. Each employee of the Company not covered by the foregoing sentence has executed and delivered to the Company a Confidentiality Agreement, copies of which have been made available to the Purchasers. All of such agreements are in full force and effect.

                           (c)      None of the employees of the Company is

represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

                  3.17 ERISA. Except as described in the Disclosure Schedule, the Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974.

                  3.18 BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

                  3.19 BOARD OF DIRECTORS. The Board of Directors is comprised of four members, and consists of Chin-Cheng Wu, Edward T. Anderson, Paul J. Ferri and Louis J. Volpe.

                  3.20 U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

                  3.21 RELATED PARTY TRANSACTIONS. To the best of the Company's knowledge, except as set forth in the Disclosure Schedule, no stockholder, executive officer or director of the Company or member of the immediate family of any of the foregoing:

                           (a)      owns or has owned, directly or indirectly,
any interest in (except for less than one percent stock holdings for investment purposes in securities of publicly traded companies), or is an officer, director, employee or consultant of, any entity which is a lessor, lessee, supplier or customer of the Company;


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

                           (b)      owns, directly or indirectly, as a whole or
in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business; or

                           (c)      has given the Company written notice of any
cause of action or other claim whatsoever against, or owes any amount to, the Company, except for immaterial claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and medical, dental and other similar health benefit plans existing on the date hereof.

                  3.22 DISCLOSURES. Neither this Agreement nor any Schedule or Exhibit hereto, nor any certificate or instrument furnished to the Purchasers at the Closing or as required by the terms of this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         4.       [Intentionally omitted]

         5. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents and warrants to the Company as follows:

                  5.1 INVESTMENT. Such Purchaser is acquiring the Shares, and the shares of Common Stock into which the Shares may be converted, for its or his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser acknowledges that the Shares are restricted securities as defined under the Securities Act and shall bear the legends set forth in Section 7.3 hereof.

                  5.2 AUTHORITY. Such Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Such Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement and the Ancillary Agreement to be executed by such Purchaser have been duly executed and delivered by such Purchaser and constitute valid and binding obligations of such Purchaser enforceable in accordance with their respective terms. The execution of and performance of the transactions contemplated by this Agreement and the Ancillary Agreements to be executed by such Purchaser and compliance with their provisions by such Purchaser will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its organizational documents (each as amended to date) or any indenture, lease, agreement or other instrument to which the Purchaser is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to such Purchaser.

                  5.3 EXPERIENCE. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its investment. Such Purchaser understands that an investment in the Company involves a high degree of risk in view of the fact that the Company has a limited operating history, and there may never be an established market for the Company's capital stock.

                  5.4 STATUS. Such Purchaser is an "accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         6.       COVENANTS OF THE COMPANY.

                  6.1 INSPECTION. The Company shall permit each Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, without interruption of the business of the Company and subject to the confidentiality obligations of Section 8.2 hereof.

                  6.2      FINANCIAL STATEMENTS AND OTHER INFORMATION.

                           (a)      So long as a Purchaser (together with any of
its affiliates) holds shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, the Company shall deliver to such Purchaser:

                                    (i)      within 120 days after the end of
each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year, and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles; and

                                    (ii)     within 45 days after the end of
each fiscal quarter of the Company, an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

                           (b)      So long as a Purchaser (together with any of
its affiliates) holds shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, or Series E Preferred Stock convertible into at least 300,000 shares of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations and similar events), the Company shall deliver to such Purchaser:

                                    (i)      as soon as available, but in any
event within 30 days after commencement of each new fiscal year, a budget, consisting of a business plan and projected financial statements for such fiscal year; and

                                    (ii)     with reasonable promptness, such
other notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as such Purchaser may from time to time reasonably request.

                           (c)      The foregoing financial statements shall be
prepared on a consolidated basis if the Company then has any subsidiaries.

                  6.3 MATERIAL CHANGES AND LITIGATION. The Company shall promptly notify the Purchasers of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company, or against the Founder or an officer, director, key employee or principal stockholder of the Company materially adversely affecting or which, if adversely determined, would materially adversely affect its business, prospects, assets or condition, financial or otherwise.

                  6.4      INSURANCE.

                           (a)      The Company shall maintain, for a period of
five years from April 17, 1997, term life insurance upon the life of the Founder, in the amount of $1,000,000, with the proceeds payable to the Company.

                           (b)      The Company shall maintain in effect
policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

                  6.5 EMPLOYEE AGREEMENTS. The Company shall require all employees hereafter employed or engaged by the Company who are at or above the director level or who holds at least 100,000 shares of Common Stock (or options exercisable therefor) (as adjusted for stock splits, stock dividends, recapitalizations and similar events) to enter into a Noncompetition and Confidentiality Agreement covering a period of one year following the termination of such employee's employment with the Company, in the form approved by the Board of Directors. The Company shall require all employees and independent contractors not covered by the foregoing sentence to enter into a Confidentiality Agreement in the form approved by the Board of Directors.

                  6.6 RELATED PARTY TRANSACTIONS. The Company shall not enter into any agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Company's Board of Directors having no interest in such agreement or arrangement.

                  6.7 DIRECTORS. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

                  6.8 OPTION SHARES AND RESTRICTED STOCK. The Company has reserved an aggregate of 3,886,615 shares of Common Stock for future issuance to employees and consultants of the Company pursuant to the 1997 Stock Incentive Plan of the Company. Unless otherwise agreed by the Board of Directors, all options or restricted stock awards granted under such Plan shall vest at the rate of 20% on the first anniversary of grant and 1.667% per month thereafter over the subsequent four years so long as the optionee or stockholder continues to be an employee or consultant of the Company, subject to acceleration of 50% of the unvested portion of such options in the event of an Acquisition Event (as defined in the standard form of agreements for use under such Plan).

                  6.9 RESERVATION OF COMMON STOCK. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  6.10 TERMINATION OF COVENANTS. The covenants of the Company contained in Sections 6.1 through 6.9 shall terminate, and be of no further force or effect, upon the effective date of a registration statement filed by the Company under the Securities Act covering the Company's first offering of Common Stock, resulting in net proceeds to the Company of at least $10,000,000, and at a price per share of at least $25.00 (as adjusted for stock splits, stock dividends, recapitalizations and similar events) or at such time as the aggregate number of shares of Common Stock into which all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock owned by the Purchasers (together with any affiliated entities to whom Shares have been transferred) is less than 25% of the aggregate number of such shares issued by the Company (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

                  6.11     TERMINATION OF PRIOR COVENANTS.

                           (a)      The Series D Preferred Stock Purchase
Agreement among the Company, the Founder, certain of the Purchasers and certain other parties dated February 16, 1999 (the "Series D Agreement") is hereby amended by deleting Section 6 thereof in its entirety.

                           (b)      Each of Yeh-Tsong Wen, The Alexer Limited
Family Partnership, Rubin Gruber, Harry Daniel Lowe, Bruce I. Sachs, Chin-Cheng Wu, John Prendergast, Brian Walck, Cynthia Deysher (as an individual and as Custodian), Gary J. Bowen, Stephen M. Van Beaver, H&D Investments 97, David Bakstran, Ari Daskalakis, JoAnn Daskalakis, Jan Bruggink, Peter Danzig, Spinnaker Clipper Fund, L.P., North Bridge Venture Partners II, L.P., Matrix Partners IV, L.P., Matrix IV Entrepreneurs Fund, L.P., Net One Systems Co., Ltd. and Westcon Group, Inc., who are parties to the Series D Agreement, shall be deemed a Purchaser for purposes of Sections 6, 8.1, 8.2 and 8.8 of this Agreement and shall have all rights and obligations of a Purchaser under such Sections.

                  6.12 QUALIFIED SMALL BUSINESS STOCK. The Company shall submit to its stockholders (including the Purchasers) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the Regulations promulgated thereunder. In addition, within ten days after a Purchaser's written request therefor, the Company shall deliver to such Purchaser a written statement indicating whether such Purchaser's interest in the Company constitutes "qualified small business stock" as defined in
Section 1202(c) of the Code.

         7.       TRANSFER OF SHARES.

                  7.1 RESTRICTED SHARES. "Restricted Shares" means (i) the Shares, (ii) the shares of Common Stock issued or issuable upon conversion of the Shares, (iii) any shares of capital stock of the Company acquired by a Purchaser pursuant to the Investor Agreement or the Right of First Refusal Agreement, and (iv) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (i) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

                  7.2      REQUIREMENTS FOR TRANSFER.

                           (a)      Restricted Shares shall not be sold or
transferred unless (1) either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and (2) such actions are in compliance with applicable state securities laws.

                           (b)      Notwithstanding the foregoing, no
registration or opinion of counsel shall be required for (i) a transfer by a Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 7 to the same extent as if he were an original Purchaser hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act, or (iii) a transfer made between the funds affiliated with North Bridge Venture Partners.

                  7.3 LEGEND. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

         The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  7.4 RULE 144A INFORMATION. The Company shall, at all times during which it is neither subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of a Purchaser, provide in writing to such Purchaser, and to any prospective transferee of any Restricted Shares of such Purchaser, the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of a Purchaser, cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Restricted Shares for trading through PORTAL. The Company's obligations under this Section 7.4 shall at all times be contingent upon receipt from the prospective transferee of Restricted Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares and to use such Rule 144A Information only for such evaluation purposes.

         8.       MISCELLANEOUS.

                  8.1 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of a Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which at least 100,000 Shares (or 100% of the Shares originally purchased hereunder by such Purchaser, if less than 100,000 Shares) or (with respect to the assignment of rights under Section 6 hereof by a party other than a Purchaser of the Shares) 300,000 shares of Series A Preferred Stock, 100,000 shares of Series B Preferred Stock, 100,000 shares of Series C Preferred Stock or 100,000 shares of Series D Preferred Stock (or 100% of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock originally purchased under the Series A Agreement, Series B Agreement, Series C Agreement or Series D Agreement by such Purchaser, if less than 300,000, 100,000, 100,000 or 100,000 shares, respectively), in each case as adjusted for stock splits, stock dividends, recapitalizations and similar events, are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein and the transferee is not a company that the Company reasonably considers to be a competitor.

                  8.2 CONFIDENTIALITY. Except as otherwise required by law, the Purchasers agree that they will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which they may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchasers pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; PROVIDED, HOWEVER, that a Purchaser may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any affiliate of such Purchaser or to a partner, shareholder or subsidiary of such Purchaser; subject to the agreement of such party to keep such information confidential as set forth herein.

                  8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

                  8.4      [Intentionally omitted]

                  8.5 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at ArrowPoint Communications, Inc., 50 Nagog Park, Acton, MA 01720, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, Boston, MA 02109, Attn: Patrick J. Rondeau, Esq.

         If to a Purchaser, at its address as set forth on SCHEDULE I attached hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

         Notices provided in accordance with this Section 8.5 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

                  8.6 BROKERS. The Company, the Founder and the Purchasers each (i) represents and warrants to the other parties hereto that he, she or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party.

                  8.7 ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8.8 AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Shares; provided that an amendment or waiver with respect to Section 6 hereof shall instead require the written consent of the holders of at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Shares, the shares of Series D Preferred Stock, the shares of Series C Preferred Stock, the shares of Series B Preferred Stock and the shares of Series A Preferred Stock, taken together. Any amendment or waiver effected in accordance with this Section 8.8 shall be binding upon each holder of any Shares, shares of Series D Preferred Stock, shares of Series C Preferred Stock, shares of Series B Preferred Stock or shares of Series A Preferred Stock (including shares of Common Stock into which such Shares, shares of Series D Preferred Stock, shares of Series C Preferred Stock, shares of Series B Preferred Stock or shares of Series A Preferred Stock have been converted), each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. No amendment shall increase any obligation of the Founder hereunder without the express written consent of the Founder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  8.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  8.10 SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

                  8.11 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                      [Preferred Stock Purchase Agreement}

         Executed as of the date first written above.

         ARROWPOINT COMMUNICATIONS, INC.

         By:
                  -------------------------------
                  Chin-Cheng Wu
                  President


         PURCHASERS:

         North Bridge Venture Partners IV-A, L.P.

         By:      North Bridge Venture Management IV, L.P.,
                  its General Partner

                  By:
                           ------------------------
                           Edward T. Anderson
                           General Partner


         North Bridge Venture Partners IV-B, L.P.

         By:      North Bridge Venture Management IV, L.P.,
                  its General Partner

                  By:
                           ------------------------
                           Edward T. Anderson
                           General Partner

         Matrix Partners VI, L.P.

         By:      Matrix VI Management Co., L.L.C.,
                  its General Partner

                  By:
                           ------------------------
                           Paul J. Ferri
                           Member


         Accel V L.P.
         By:      Accel V Associates L.L.C.
                  its General Partner

                  By:
                     ------------------------------
                           Name:
                           Managing Member

         Accel Internet/Strategic Technology
         Fund L.P.

         By:      Accel Internet/Strategic
                  Technology Fund Associates L.L.C.
                  its General Partner

                  By:
                     ------------------------------
                           Name:
                           Managing Member

         Accel Keiretsu V L.P.

         By:      Accel Keiretsu V Associates L.L.C.
                  its General Partner
                  By:
                     -------------------------
                           Name:
                           Managing Member

         Accel Investors `97 L.P.

                  By:
                     ------------------------------
                           Name:
                           General Partner


         Ellmore C. Patterson Partners


                  By:
                     ------------------------------
                           Name:
                           General Partner


         Pequot Private Equity Fund, L.P.

                  By:      Pequot Capital Management, Inc. Investment Manager


                  By:
                     ------------------------------
                           David J. Malat
                           Chief Financial Officer

         Pequot Offshore Private Equity Fund, Inc.

                  By:      Pequot Capital Management, Inc. Investment Adviser


                  By:
                     ------------------------------
                           David J. Malat
                           Chief Financial Officer

         Spinnaker Founders Fund, L.P.


                  By:      Bowman Capital Management, L.L.C.,
                           its General Partner


                  By:
                     ------------------------------
                           Name:
                           Title:


         Spinnaker Offshore Founders Fund, Cayman Limited


                  By:      Bowman Capital Management, L.L.C.,
                           its Investment Adviser and Attorney-in-Fact


                  By:
                     ------------------------------
                           Name:
                           Title:


         Bayview Investors, Ltd.


         By:
            ------------------------------
                  Name:
                  Title:


         BT Investment Partners, Inc.


         By:
            ------------------------------
                  Name:
                  Title:

         Matrix ______________


         By:
            ------------------------------
                  By:
                     ------------------------------
                           Name:
                           Title:




         -------------------------------------
         John Puckett


         -------------------------------------
         James Blom


         -------------------------------------
         Lee S. Weinstein


         -------------------------------------
         Timothy Reynders


         -------------------------------------
         [Corporate][Exodus]


         -------------------------------------
         Peter Biro


         -------------------------------------
         Joseph Stockwell

         -------------------------------------
         Peter Fortenbaugh


         -------------------------------------
         Richard Stoltz


         -------------------------------------
         Don Detampel


         -------------------------------------
         Michael Hakimi


         -------------------------------------
         Paul Santinelli



         -------------------------------------
         James McInerney



         -------------------------------------
         Scott David


         -------------------------------------
         Sam Mohamad


         -------------------------------------
         John Calonico


         -------------------------------------
         Adam Wegner

         -------------------------------------
         Barry Porter


         -------------------------------------
         David Lee


         -------------------------------------
         Robert Sanford


         -------------------------------------
         Stephen Van Beaver


         -------------------------------------
         Robert B. Eisenberg


         -------------------------------------
         Kenneth Hale


         -------------------------------------
         Dr. Luis Paz


         -------------------------------------
         Peter Herzog


         -------------------------------------
         Corporate [Lycos]


         -------------------------------------
         Bob Davis

         -------------------------------------
         Jose Garcia


         -------------------------------------
         Lawrence Calcano




         Solely as to Sections 6, 8.1, 8.2 and 8.8


         -------------------------------------
         Chin-Cheng Wu


         -------------------------------------
         Yeh-Tsong Wen


         -------------------------------------
         James A. Dolce, Jr.


         -------------------------------------
         Rubin Gruber


         -------------------------------------
         Harry Daniel Lowe


         -------------------------------------
         Bruce I. Sachs


         ------------------------------------

         John Prendergast


         --------------------------------------
         Brian Walck


         --------------------------------------
         Cynthia Deysher


         --------------------------------------
         Cynthia Deysher, as Custodian for Lauren
         Deysher under the Massachusetts
         Uniform Transfers to Minors Act


         --------------------------------------
         Cynthia Deysher, as Custodian for Jacqueline
         Deysher under the Massachusetts
         Uniform Transfers to Minors Act


         --------------------------------------
         Gary J. Bowen

         Spinnaker Clipper Fund, L.P.


                  By:      Bowman Capital Management, L.L.C.,
                           its General Partner


                  By:
                     --------------------------------------
                           William J. Haggerty, Managing Director
                           of Operations of Bowman Capital Management, L.L.C.


         North Bridge Venture Partners II, L.P.

         By:      North Bridge Venture Management II, L.P.,
                  its General Partner

                  By:
                           ------------------------
                           Edward T. Anderson
                           General Partner


         Matrix Partners IV, L.P.

         By:      Matrix IV Management Co., L.P.,
                  its General Partner

                  By:
                           ------------------------
                           Paul J. Ferri
                           General Partner

         Matrix IV Entrepreneurs Fund, L.P.

         By:      Matrix IV Management Co., L.P.,
                  its General Partner

                  By:      ________________________
                           Paul J. Ferri
                           General Partner


         H&D Investments 97


         By:
            ---------------------------------
                  Paul P. Brountas


         ------------------------------------
         David Bakstran


         ------------------------------------
         Ari Daskalakis


         ------------------------------------
         JoAnn Daskalakis


         ------------------------------------
         Jan Bruggink


         ------------------------------------
         Peter Danzig

                                   SCHEDULE I

Name and Address                          No. of Shares of             Aggregate
of Purchaser                            Series E Preferred        Purchase Price
----------------                        ------------------        --------------
North Bridge Venture                                95,578        $ 2,020,518.92
  Partners IV-A, L.P.
950 Winter Street
Waltham, MA  02451
Attn:  Edward T. Anderson

North Bridge Venture                                45,414        $   960,051.96
  Partners IV-B, L.P.
950 Winter Street
Waltham, MA  02451
Attn:  Edward T. Anderson

Matrix Partners VI, L.P.                           166,836        $ 3,526,913.04
Bay Colony Corporate Center
1000 Winter Street, Suite 4500
Waltham, MA  02154
Attn:  Paul J. Ferri

 WESTON & CO., as                                   27,159        $   574,141.26
      Nominee
      for certain persons
c/o Matrix Partners
Bay Colony Corporate Center
1000 Winter Street, Suite 4500
Waltham, MA  02154
Attn:  Paul J. Ferri

Accel V L.P.                                        48,127        $ 1,017,404.78
One Palmer Square
Princeton, NJ  08542
Attn:  G. Carter Sednaoui

Accel Internet/Strategic                             6,376        $   134,788.64
  Technology
Fund L.P.
One Palmer Square
Princeton, NJ  08542
Attn:  G. Carter Sednaoui

Accel Keiretsu V L.P.                                2,514        $    53,145.96
One Palmer Square
Princeton, NJ  08542
Attn:  G. Carter Sednaoui

Accel Investors `97 L.P.
One Palmer Square                                    2,943        $    62,215.02
Princeton, NJ  08542
Attn:  G. Carter Sednaoui

Ellmore C. Patterson Partners                        1,349        $    28,517.86
One Palmer Square
Princeton, NJ  08542
Attn:  G. Carter Sednaoui

Pequot Private Equity Fund, L.P.                    23,136        $   489,095.04
500 Nyala Farm Road
Westport, CT  06880
Attn:  David Malat

Pequot Offshore Private Equity                       2,929        $    61,919.06
  Fund, Inc.
500 Nyala Farm Road
Westport, CT  06880
Attn:  David Malat

Spinnaker Founders Fund, L.P.                       19,038        $   402,463.32
1875 South Grant Street
Suite 600
San Mateo, CA  94402
Attn:  Spencer Punter

Spinnaker Offshore Founders                         12,240        $   258,753.60
  Fund, Cayman Limited
1875 South Grant Street
Suite 600
San Mateo, CA  94402
Attn:  Spencer Punter

Bayview Investors, Ltd.                              1,042        $    22,027.88
555 California Street
Suite 2600
San Francisco, CA  94104
Attn: Jennifer Sherrill


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

BT Investment Partners, Inc.                         3,909        $    82,636.26
130 Liberty Street, 29th Floor
New York, NY  10006
Attn:  Kristine Cicardo

John Puckett                                         2,365        $    49,996.10
Toysmart.com
170 High Street
Waltham, MA  02453

Lee S. Weinstein                                    18,921        $   399,989.94
11 Skyline Drive
Hawthorne, NY  10532

Exodus Communications, Inc.                         23,652        $   500,003.28
2831 Mission College Boulevard
Santa Clara, CA  95054
Attn:  Adam Wegner

Timothy Reynders                                     2,365        $    49,996.10
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Peter Biro                                           3,548        $    75,004.72
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Peter Fortenbaugh                                    4,730        $    99,992.20
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Joseph Stockwell                                     9,461        $   200,005.54
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Richard Stoltz                                      15,374        $   325,006.36
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Michael Hakimi                                       2,365        $    49,996.10
Exodus Communications, Inc.
161 N. Clark Street
Suite 1350
Chicago, IL  60601

James McInerney                                      7,096        $   150,009.44
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Adam Wegner                                          4,730        $    99,992.20
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

The Sanford Family Trust                             4,730        $    99,992.20
c/o Robert Sanford
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

James Blom                                           3,547        $    74,983.58
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Don Detampel                                         4,730        $    99,992.20
Global Center
141 Caspian Court
Sunnyvale, CA  94089

Paul Santinelli                                      2,365        $    49,996.10
Global Center
141 Caspian Court
Sunnyvale, CA  94089

Scott Davis                                          2,365        $    49,996.10
Global Center
141 Caspian Court
Sunnyvale, CA  94089

John Calonico                                        1,183        $    25,008.62
301 Laurel Avenue
Millbrae, CA  94030

Barry Porter                                        11,826        $   250,001.64
c/o The Management Group
9100 Wilshire Boulevard
Suite 725E
Beverly Hills, CA 90212

David Lee                                           11,826        $   250,001.64
c/o The Management Group
9100 Wilshire Boulevard
Suite 725E
Beverly Hills, CA 90212

Robert B. Eisenberg                                 11,826        $   250,001.64
52 Louise Drive
Hollis, NH  03049

Kenneth Hale                                         4,730        $    99,992.20
26 Whitehall Lane
Reading, MA  01867

Dr. Luis Paz                                         3,548        $    75,004.72
Combox
212 Harvard Avenue E., #401
Seattle, WA  98102

Peter Herzog                                         3,548        $    75,004.72
Combox
212 Harvard Avenue E., #401
Seattle, WA  98102

Bob Davis                                           11,826        $   250,001.64
Lycos
400-2 Totten Pond Road
Waltham, MA  02451

Jose Garcia                                         11,826        $   250,001.64
Case Technology
Isla del Hierro, n. 5
28700 San Sebastian
  de los Reyes
Madrid, Spain

James A. Dolce, Jr.                                  9,460        $   199,984.40
9 Stonegate Road
Hopkinton, MA  01748

Lawrence Calcano                                     4,730        $    99,992.20
Goldman Sachs
85 Broad Street, 14th Floor
New York, NY  10004
                                                ----------        --------------
                           Total                   657,263        $13,894,539.82



















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